CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Other comprehensive loss:
Income tax expense (benefit) on translation adjustments on net investment hedge	$ (4.8)	$ 7.9	$ 18.0
Income tax expense (benefit) on unrealized gain (loss) on investments	1.1	0	0.4
Income tax expense (benefit) on defined benefit pension plans and retiree health care plan	$ (4.3)	$ (4.8)	$ (3.3)